Exhibit 10.19

EXECUTION VERSION

AMENDMENT NO. 6 TO CREDIT AGREEMENT

This AMENDMENT NO. 6 TO CREDIT AGREEMENT (this "Amendment"), dated as of October 15, 2019, is entered into by and among Hydrofarm Holdings LLC, a Delaware limited liability company ("Holdings"), Hydrofarm, LLC, a California limited liability company ("Hydrofarm"), EHH Holdings, LLC ("EHH''), a Delaware limited liability company, and SunBlaster, LLC, a Delaware limited liability company ("SunBlaster", and together with Hydrofarm and EHH, collectively, the "Borrowers"), the lenders party to the Credit Agreement referred to below (collectively, the "Lenders" and each individually a "Lender") that are signatories hereto, and Brightwood Loan Services LLC, in its capacity as Administrative Agent for the Lenders. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Holdings and the Borrowers have entered into financing arrangements pursuant to which the Lenders have made and provided loans and other financial accommodations to the Borrowers as set forth in the Credit Agreement, dated as of May 12, 2017, by and among Holdings, the Borrowers, the Lenders and the Administrative Agent (as the same has heretofore been, and may hereafter be, amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement");

WHEREAS, Holdings and the Borrowers desire to amend certain provisions of the Credit Agreement as set forth herein;

WHEREAS, pursuant to Section 9.1 of the Credit Agreement, in order to effect the amendments to the Credit Agreement contemplated by this Amendment, this Amendment must be approved by the Required Lenders; and

WHEREAS, the undersigned Lenders constitute the Required Lenders.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     Amendments. Subject to the terms and conditions hereof, effective as of the Amendment No. 6 Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 3:

(a)      The definition of"Financial Covenants" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"Financial Covenants" the covenants, agreements and obligations set forth in Sections 6.1(c) and 6.1(d)

(b)      The definition of "Test Period" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "July 1, 2018" set forth therein and inserting the phrase "January 1, 2020" in replacement thereof.

(c)      Section 6.1(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(a)        Intentionally Omitted.

(d)      Section 6.l(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(b)        Intentionally Omitted.

(e)      Section 6.1(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(c)        Cumulative EBITDA. The Borrowers shall not permit the Cumulative EBITDA for any date set forth in the table below for the Test Period ending on such date to be less than the minimum Cumulative EBITDA set forth opposite such date:

Month Ending	Minimum Cumulative EBITDA
January 31, 2020	$(625,000)
February 29, 2020	$(313,000)
March 31' 2020	$(217,000)
April 30, 2020	$789,000
May 31,2020	$1384,000
June 30, 2020	$2,000,000
July 31, 2020	$2 750,000
August 31, 2020	$3,000,000
September 30,2020	$3 500,000
October 31, 2020	$3,750,000
November 30, 2020	$4 000,000
December 31, 2020	$4,375,000
March 31,2021	$5 000,000
June 30,2021	$5,250,000
September 30, 2021	$5 750,000
December 31, 2021	$6,500,000
March 31' 2022	$7 250,000

(f)       Section 6.l(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(d)       Liquidity. At all times, the Loan Parties shall not permit (A) the sum of (i) the Borrowing Base (as defined in the Revolving Loan Agreement) in respect of the assets of the U.S. Obligors (as defined in the Revolving Loan Agreement), Revolving Loan Agreement), plus (iii) the aggregate amount of Book Cash and cash equivalents on hand of the Loan Parties that are located in a deposit account in the United States and which are subject to a perfected lien in favor of the Administrative Agent for the benefit of the Secured Parties to be less than $2,000,000 or (B) "Excess Availability" (as defined in the Revolving Loan Agreement) to be less than (x) $0 at any time prior to the "Availability Block Release Date" (as defined in the Revolving Loan Agreement), or (y) the "Minimum Excess Availability Amount" (as defined in the Revolving Loan Agreement) at any time on or after the "Availability Block Release Date" (as defined in the Revolving Loan Agreement).

SECTION 2.     Amendment Fee. Effective as of the Amendment No. 6 Effective Date, the Borrowers shall pay an amendment fee (the "Amendment Fee") for the benefit of each of the Lenders in an amount equal to 0.50% of the outstanding principal amount of the Term Loans held by each such Lender (which, for the avoidance of doubt, shall equal an aggregate Amendment Fee of $415,217). The Amendment Fee shall be paid by the Borrowers to each Lender on the Amendment No. 6 Effective Date as follows:

(a)       50% of the Amendment Fee payable to each Lender shall be paid by the Borrowers to such Lender in cash on the Amendment No. 6 Effective Date; and

(b)      50% of the Amendment Fee payable to each Lender shall be paid by the Borrowers to such Lender by capitalizing 50% of the Amendment Fee payable to such Lender on the Amendment No. 6 Effective Date and adding it to (and thereby increasing) the outstanding principal amount of the Term Loans held by such Lender hereunder. For the avoidance of doubt, for all purposes of the Credit Agreement and each of the other Loan Documents, the outstanding principal amount of the Term Loans owed to each Lender on the Amendment No. 6 Effective Date shall, effective as of the Amendment No. 6 Effective Date, be increased by 50% of the Amendment Fee payable to such Lender under this Section 2 on such date.

SECTION 3.     Conditions Precedent. This Amendment shall only become effective upon the date (the "Amendment No. 6 Effective Date") on which each of the following conditions precedent shall have been satisfied in a manner reasonably satisfactory to the Administrative Agent:

(a)      the Administrative Agent shall have received counterparts of this Amendment, duly authorized, executed and delivered by Holdings, the Borrowers and the Required Lenders;

(b)      each of the Lenders shall have received payment in cash from the Borrowers in an amount equal to 50% of the Amendment Fee payable to each such Lender, in accordance with Section 2(a) above;

(c)      the Administrative Agent shall have received a fully executed copy of an amendment, dated as of the Amendment No. 6 Effective Date (the "Side Letter Amendment"), to that certain letter agreement, dated as of March 15, 2019, among Hydrofarm Holdings Group, Inc., Hydrofarm Investment Corp., Holdings, the Borrowers and the Administrative Agent;

(d)      the Administrative Agent shall have received a fully executed copy of an amendment to the Revolving Loan Agreement, dated as of the Amendment No. 6 Effective Date (the "Revolving Loan Amendment"), in form and substance reasonably satisfactory to the Administrative Agent, together with a certificate of a Responsible Officer of the Borrower Agent certifying that each such document is a true, correct, and complete copy thereof;

(e)      after giving effect to this Amendment, the Side Letter Amendment, the Revolving Loan Amendment and the transactions contemplated hereby and thereby, all representations and warranties contained in this Amendment, the Credit Agreement and each of the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) on and as of the Amendment No. 6 Effective Date as if made on the Amendment No. 6 Effective Date, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) as of such date;

(f)       after giving effect to this Amendment, the Side Letter Amendment and the Revolving Loan Amendment and the transactions contemplated hereby and thereby, no Default or Event of Default shall exist or have occurred and be continuing as of the Amendment No. 6

Effective Date; and

(g)      the Loan Parties shall have paid all reasonable costs and expenses of the Administrative Agent (including reasonable and documented legal fees and expenses) incurred in connection with the preparation and execution of this Amendment and incident to all proceedings in connection with, transactions contemplated by, and documents relating to this Amendment and the Loan Documents, which payment shall be nonrefundable.

SECTION 4.     Representations and Warranties. Each of Holdings and each Borrower hereby represents and warrants to the Administrative Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)      after giving effect to this Amendment, the Side Letter Amendment and the Revolving Loan Amendment and the transactions contemplated hereby and thereby, as of the Amendment No. 6 Effective Date, no Default or Event of Default exists or has occurred and is continuing;

(b)      this Amendment, the Side Letter Amendment and the Revolving Loan Amendment and each other agreement to be executed and delivered in connection herewith or therewith (together with this Amendment, the "Amendment Documents"), has been duly authorized, executed and delivered by all necessary action on the part of each Loan Party which is a party hereto or thereto and, if necessary, their respective members or stockholders, as the case may be, and is in full force and effect as of the Amendment No. 6 Effective Date and the agreements and obligations of the Loan Parties contained herein and therein constitute (or when executed and delivered, will constitute) legal, valid and binding obligations of Loan Parties enforceable against them in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer or conveyance, moratorium, or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles;

(c)      after giving effect to this Amendment, the Side Letter Amendment and the Revolving Loan Amendment and the transactions contemplated hereby and thereby, as of the Amendment No. 6 Effective Date, all representations and warranties contained in this Amendment, the Amendment Documents, the Credit Agreement and each of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) on and as of the Amendment No. 6 Effective Date as if made on the Amendment No. 6 Effective Date, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified by materiality in the text thereof) as of such date; and

(d)      neither the execution, delivery and performance of this Amendment, the Side Letter Amendment, the Revolving Loan Amendment, or any other Amendment Document, nor the consummation of any of the transactions contemplated hereby or thereby, (i) are in contravention of any applicable law or any indenture, agreement or undertaking to which any Loan Party is a party or by which any Loan Party or its property is bound, or (ii) violates any provision of the certificate of incorporation, certificate of formation, by-laws, operating agreement or other governing documents of such Loan Party.

SECTION 5.      Effect of this Amendment; Ratification.

(a)      Except as expressly set forth herein or in the Side Letter Amendment, no other amendments, consents, changes or modifications to the Credit Agreement or the other Loan Documents are intended or implied, and in all other respects the Credit Agreement and the other Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 6 Effective Date and Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. This Amendment shall not operate as a waiver of any obligation of Holdings, any Borrower or any other Loan Party under, or any right, power, or remedy of the Administrative Agent or the Lenders under, the Credit Agreement or the other Loan Documents. This Amendment is not a novation or discharge of any of the obligations of Holdings, the Borrowers or the other Loan Parties under the Credit Agreement and the other Loan Documents. This Amendment shall be deemed to be a Loan Document. The Credit Agreement and this Amendment shall be read and construed as one agreement.

(b)      For the benefit of the Administrative Agent and the Lenders, each of the Loan Parties hereby (i) affirms and confirms its guarantees, pledges, grants of collateral and security interests and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (ii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the other Loan Documents Agreements to which it is a party and (iii) agrees that (x) the Credit Agreement and each other Loan Document to which it is a party shall continue to be in full force and effect and (y) all guarantees, pledges, grants of collateral and security interests and other undertakings the Credit Agreement and each other Loan Document to which it is a party shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders.

SECTION 6.      Acknowledgements. Each of the Loan Parties, jointly and severally, hereby acknowledges, agrees, confirms, reaffirms and stipulates:

(a)      (x) to the validity, legality and enforceability of each of the guarantees of the Obligations set forth in the Loan Documents; (y) that the reaffirmation of each of the guarantees of the Obligations set forth in the Loan Documents is a material inducement to the Lenders and the Administrative Agent; and (z) that it has no defense to the enforcement of each of the guarantees of the Obligations set forth in the Loan Documents and its obligations under each such guarantee shall remain in full force and effect until all the Obligations have been paid in full;

(b)      (x) to the validity, legality and enforceability of each of the Secured Liens on the assets and property of each of the Loan Parties pursuant to the Loan Documents; (y) that the reaffinnation of each of the Secured Liens is a material inducement to the Lenders and the Administrative Agent; and (z) that it has no defense to the enforcement of the Secured Liens and the Secured Liens shall remain in full force and effect until all the Obligations have been paid in full;

(c)      that each Loan Party hereby waives and releases any and all defenses, affirmative defenses, setoffs, claims, counterclaims, and causes of action of any kind or nature which he has asserted, or might assert, against any Lender, the Administrative Agent or any of their respective subsidiaries or affiliates, or any of the past, present or future officers, directors, contractors, employees, attorneys or agents of any Lender, the Administrative Agent or any such subsidiary or affiliate, which in any way relate to or arise out of the Obligations, the Secured Liens or any of the Loan Documents;

(d)      that each Loan Party consents to the execution and delivery of this Amendment and agrees and acknowledges that the liability of each Loan Party under each of the Loan Documents, and the existence, creation, perfection or enforceability of any of the Secured Liens, shall not be diminished in any way by the execution and delivery of this Amendment or by the consummation of any of the transactions contemplated hereby or thereby;

(e)      that all notices required under the Loan Documents to be given by the Lenders or the Administrative Agent have been given by the Lenders or the Administrative Agent or validly waived, including, without limitation, all notices of default, and all rights and/or opportunities to cure related thereto have expired or lapsed;

(f)       except as expressly set forth herein, neither any Lender nor the Administrative Agent has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents;

(g)      no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each Loan Party, each Lender and the Administrative Agent;

(h)      the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of any Lender or the Administrative Agent with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents; and

(i)       neither any Lender nor the Administrative Agent is required to make any loan advance to any Loan Party under the Loan Documents or otherwise, and any further loan advances made shall be made in the sole discretion of each such Lender and the Administrative Agent and subject to such conditions and the payment of such fees as each such Lender and the Administrative Agent requires in their sole discretion.

SECTION 7.      Indemnity and Release.

(a)      Each of the Loan Parties, jointly and severally, on behalf of itself and each of its Subsidiaries and affiliates, hereby waives, releases and discharges each Lender and the Administrative Agent, and all of the directors, officers, employees, attorneys, agents, successors and assigns of each Lender and the Administrative Agent, from any and all claims, demands, actions, causes of action, damages, costs, expenses and liabilities, known or unknown, anticipated or unanticipated, suspected or unsuspected, asserted or unasserted, fixed, contingent or conditional, at law or in equity, arising out of or in any way relating to the Loan Documents or any documents, agreements, dealings or other matters connected with the Loan Documents, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, any actions, dealings or matters occurring on or prior to the date hereof. The waivers, releases, and discharges in this Section 7 shall be effective on the Amendment No. 6 Effective Date regardless of whether any post Amendment No. 6 Effective Date conditions to this Amendment are satisfied and regardless of any other event that may occur or not occur after the date hereof.

(b)      Each of the Loan Parties, jointly and severally, agrees to defend, protect, indemnify and hold harmless each Lender and the Administrative Agent and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "lndemnitees") from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable fees, costs and expenses of outside counsel) incurred by such Indemnitees, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the execution or performance or enforcement of this Amendment, any other Loan Document or any other document executed in connection with the transactions contemplated by this Amendment; or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto. This indemnity shall survive the repayment of the Obligations and the discharge of the liens granted under the Loan Documents.

SECTION 8.     Expenses. The Loan Parties, joint and severally agree to pay, or reimburse, the Administrative Agent for all expenses reasonably incurred for the preparation and negotiation of this Amendment and related agreements and instruments and the transactions contemplated hereby, including, but not limited to, the fees and expenses of counsel to the Administrative Agent.

SECTION 9.     Governing Law. This Amendment, and all matters relating hereto or thereto or arising herefrom or therefrom (whether arising under contract law, tort law or otherwise) shall, each be deemed to be a contract made under, governed by and interpreted pursuant to the internal laws (and not the law of conflicts) of the State of New York.

SECTION 10.   Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

SECTION 11.   Captions. The captions in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.

SECTION 12.   No Course of Dealing. Holdings, each Borrower and each other Loan Party acknowledges that (a) except as expressly set forth herein, neither the Administrative Agent nor any Lender has agreed (and has no obligation whatsoever to discuss, negotiate or agree) to any restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement or any other Loan Document or any of the terms thereof, and (b) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of the Administrative Agent or any Lender with respect to any future restructuring, modification, amendment, extension, waiver, or forbearance with respect to the Credit Agreement or any other Loan Document or any of the terms thereof.

SECTION 13.   Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

HOLDINGS:

HYDROFARM HOLDINGS LLC

By:	/s/ Peter Wardenburg
Name:	Peter Wardenburg
Title:	Manager

BORROWERS:

HYDROFARM, LLC

By:	/s/ Peter Wardenburg
Name:	Peter Wardenburg
Title:	President

EHH HOLDINGS, LLC

By:	/s/ Peter Wardenburg
Name:	Peter Wardenburg
Title:	Manager

SUNBLASTER, LLC

By:	/s/ Peter Wardenburg
Name:	Peter Wardenburg
Title:	President

[Signature Page to Amendment No. 6 to Credit Agreement]

ADMINISTRATIVE AGENT:

BRIGHTWOOD LOAN SERVICES LLC, as Administrative Agent

By:	/s/ Sengal Selassie
Name:	Sengal Selassie
Title:	Authorized Person

By:	/s/ Philip Daniele
Name:	Philip Daniele
Title:	Chief Risk Officer

[Signature Page to Amendment No. 6 to Credit Agreement]

LENDER:

BCOF CAPITAL, LP, as Lender

By:	BCOF Capital Managers, LLC, as its General Partner

By:	/s/ Sengal Selassie
Name:	Sengal Selassie
Title:	Authorized Person

By:	/s/ Philip Daniele
Name:	Philip Daniele
Title:	Chief Risk Officer

[Signature Page to Amendment No. 6 to Credit Agreement]

LENDER:

BRIGTHWOOD CAPITAL FUND III HOLDINGS SPV-3, LLC, as Lender

By:	Brightwood Capital Fund Managers III, LLC, as its Manager

By:	/s/ Sengal Selassie
Name:	Sengal Selassie
Title:	Authorized Person

By:	/s/ Philip Daniele
Name:	Philip Daniele
Title:	Chief Risk Officer

[Signature Page to Amendment No. 6 to Credit Agreement]

LENDER:

BRIGTHWOOD CAPITAL FUND III-U, LP, as Lender

By:	Brightwood Capital Fund Managers III, LLC, as its General Partner

By:	/s/ Sengal Selassie
Name:	Sengal Selassie
Title:	Authorized Person

By:	/s/ Philip Daniele
Name:	Philip Daniele
Title:	Chief Risk Officer

[Signature Page to Amendment No. 6 to Credit Agreement]

LENDER:

BRIGHTWOOD CAPITAL FUND IV, LP, as Lender

By:	Brightwood Capital Fund Managers IV, LLC, as its General Partner

By:	/s/ Sengal Selassie
Name:	Sengal Selassie
Title:	Authorized Person

By:	/s/ Philip Daniele
Name:	Philip Daniele
Title:	Chief Risk Officer

[Signature Page to Amendment No. 6 to Credit Agreement]

LENDER:

BRIGHTWOOD CAPITAL OFFSHORE FUND IV, LP, as Lender

By:	Brightwood Capital Fund Managers IV, LLC, as its General Partner

By:	/s/ Sengal Selassie
Name:	Sengal Selassie
Title:	Authorized Person

By:	/s/ Philip Daniele
Name:	Philip Daniele
Title:	Chief Risk Officer

[Signature Page to Amendment No. 6 to Credit Agreement]

LENDER:

BRIGHTWOOD CAPITAL OFFSHORE FUND IV-U, LP, as Lender

By:	Brightwood Capital Fund Managers IV, LLC, as its General Partner

By:	/s/ Sengal Selassie
Name:	Sengal Selassie
Title:	Authorized Person

By:	/s/ Philip Daniele
Name:	Philip Daniele
Title:	Chief Risk Officer

[Signature Page to Amendment No. 6 to Credit Agreement]

LENDER:

HMS INCOME FUND, INC., as Lender

By:	/s/ Alejandro Palomo
Name:	Alejandro Palomo
Title:	Chief Investment Officer

[Signature Page to Amendment No. 6 to Credit Agreement]

LENDER:

MAIN STREET CAPITAL CORPORATION, as Lender

By:	/s/ Watt Matthews
Name:	Watt Matthews
Title:	Managing Director

[Signature Page to Amendment No. 6 to Credit Agreement]

LENDER:

TCG BDC, INC., as Lender

By:	/s/ Mark Tamburello
Name:	Mark Tamburello
Title:	Principal

[Signature Page to Amendment No. 6 to Credit Agreement]